Exhibit 99.1

1 PROTALIX BIOTHERAPEUTICS C O R P O R A T E P R E S E N T A T I O N J u n e 2024 PROTALIX BIOTHERAPEUTICS Pioneering solutions to transform the treatment of rare diseases C O R P O R A T E P R E S E N T A T I O N O c t o b e r 2025 Exhibit 99.1

2 Forward-Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on management’s current expectations or plans projections for future operating and financial performance based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “can,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and other words or phrases of similar import, as they relate to Protalix, its subsidiaries or its management, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this presentation include, among other things, statements regarding our cash runway and the commercialization of our products. Forward-looking statements are subject to many risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, risks related to the commercialization of Elfabrio®; Elfabrio’s revenue, expenses and costs may not be as expected; Elfabrio’s market acceptance, competition, reimbursement and regulatory actions, including as a result of the boxed warning contained in the U.S. Food and Drug Administration, or FDA, approval received for the product; the regulatory approval and commercial success of our other product and product candidates, if approved; risks related to our expectations with respect to the potential commercial value of our other product and product candidates; failure or delay in the commencement or completion of our preclinical studies and clinical trials, which may be caused by several factors, including: slower than expected rates of patient recruitment; unforeseen safety issues; determination of dosing issues; lack of effectiveness during clinical trials; inability to satisfactorily demonstrate non-inferiority to approved therapies; inability or unwillingness of medical investigators and institutional review boards to follow our clinical protocols; inability to monitor patients adequately during or after treatment; and/or lack of sufficient funding to finance our clinical trials; delays in the approval or potential rejection of any applications we file with the FDA, European Medicines Agency or other health regulatory authorities for our other product candidates, and other risks relating to the review process; our ability to manage our relationship with our collaborators, distributors or partners, including, but not limited to, Pfizer Inc., and Chiesi Global Rare Diseases; and other factors described in our filings with the U.S. Securities and Exchange Commission. In addition, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Except as required by law, Protalix undertakes no obligation to update or revise the information contained in this presentation whether as a result of new information, future events or circumstances or otherwise. 2 This presentation also contains estimates and other data made by independent parties and Protalix relating to market size and growth and other data related to the industry in which Protalix operates. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither Protalix nor any other person makes any representation as to the accuracy or completeness of such data. In light of the foregoing, you are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. The appropriateness of a particular investment or strategy will depend on an investor’s individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies. Third-Party Information

Experienced leadership team



Dror Bashan

President and CEO

Mr. Bashan has over 20 years of experience in the pharmaceutical industry with roles ranging from business development, marketing, sales and finance, providing him with both cross regional and cross discipline experience and a deep knowledge of the global pharmaceutical and health industries.



YARON NAOS

SVP of Operations

Mr. Naos has been with Protalix for >20 years. He has a wealth of hands-on experience and knowledge in the field of pharmaceutical development. Previously, he was R&D Product Manager at Dexxon Pharmaceutical Co., one of Israel's largest pharmaceutical companies, where he was responsible for technology transfer from R&D to production



GILAD MAMLOK

SVP & CFO

Mr. Mamlok brings 30 yrs experience in healthcare/ technology companies. His has extensive experience in capital markets transactions, mergers and acquisitions and BD. Previously, he served as the CFO of TytoCare and CFO of Sol-Gel Technologies. Earlier, he served in other medical device and technology companies, including Given Imaging for 10 years (acquired by Covidien) and Nice.



SHOSHI TESSLER, PH.D.

VP, Clinical Dev & Regulatory Affairs

Dr. Tessler has >20yrs experience in the pharma, leading innovative drug development projects, from discovery to market. Previously, she served as VP, R&D of Biosight and of Enzymotec. (currently part of International Flavors & Fragrances Inc.) and as a Project Champion at Innovative R&D, Teva.



Fernando Sallés, PH.D., CLP

Chief Business Officer

Dr. Salles has spent >25 years in senior strategic/BD roles. Most recently as CBO at Kallyope. Previously at IMAB, Teva, Merck, Schering-Plough and Organon. Notable transactions: Acquired phase 2b ready asset, novel obesity target to Novo Nordisk, BioCentury/Bay Helix deal of the year award for IMab - AbbVie >$2B



ORI KALID, PH.D.

VP of R&D

Dr. Kalid brings >20 years of leadership experience in pharmaceutical R&D. Previously he was co-founder and CEO of Silverskate Bio, as well as co-founder and CEO of Pi Therapeutics. He also served at Hotaru Innovation Partners, PREDIX/EPIX Pharmaceuticals and Karyopharm Therapeutics.

teva
SOL-GEL
GIVEN IMAGING
Karyopharm Therapeutics
MERCK
I-MAB BIOPHARMA
Organon
IFF
Pi Therapeutics
KALLYOPE
DEXON
Schering-Plough

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4 Accomplished Board of Directors AMOS BAR SHALEV Director POL F. BOUDES, M.D. Director GWEN A. MELINCOFF Director AHARON SCHWARTZ, PH.D. Director ELIOT FORSTER, PH.D. Chairman DROR BASHAN President & CEO, Director SHMUEL “MULI” BEN ZVI, PH.D. Director Christian Else Director BATM logo

Protalix delivers innovations from concept to market

Proven execution of delivering protein products for rare diseases with a pipeline for the future

Partnered commercial products

Enzyme replacement therapies (ERTs)[1,2]

ELFABRIO (pegunigalsidase alfa-iwxj)

elelyso™ (taliglucerase alfa) for injection

Chiesi · Pfizer · FIOCRUZ Fundação Oswaldo Cruz

PRX-115 best-in-class potential for uncontrolled gout

- Uncontrolled gout has high unmet need
- Potentially differentiated based on Phase 1 data: less frequent dosing, less immunogenicity, possibly no need for co-administered methotrexate
- Phase 2 start in Q42025 (IND submitted)

Pipeline for the future

- 3-year goal: 5-7 programs spanning discovery to clinic
- Rare disease discovery and development with a focus on renal indications

ProCellEx® Proprietary Discovery Platform

Protein therapeutics: Plant cell protein expression

Chemical modifications: PEGylation, Others

Drug delivery: Exploring new modalities

ProCellEx® Manufacturing

Commercial Manufacturing

1: Elfabrio has been approved for marketing in the United States, the European Union, and additional markets. Chiesi Global Rare Diseases, a business unit of the Chiesi Group, is our global partner

2: Elelyso is approved in 23 markets. Pfizer Inc. is our global partner, with the exception of Brazil where we partner with Fundação Oswaldo Cruz ("Fiocruz"), an arm of the Brazilian Ministry of Health

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6 Indication Discovery and Preclinical Phase 1 Phase 2 Phase 3 Marketing Application Status Commercial Portfolio Fabry Disease Approved (US and EU and additional markets) Gaucher Disease Approved in 23 markets, including US PEGylated Uricase (PRX-115) Uncontrolled Gout Phase 2 start expected in 4Q25 Long Acting (LA) DNase I (PRX-119) NETs-Related Diseases* Research Programs Rare Renal Diseases Two commercial products and a growing pipeline for the future Developing recombinant proteins for rare diseases with unmet medical needs 6 * Neutrophil extracellular traps (NETs) Development Portfolio

7 Well capitalized to advance Protalix to the next phase CASH STREAMS FROM STRONG PARTNERSHIPS $25.4M in 1H 2025 revenue from selling goods REVENUE $53M in revenue (FY 2024) CASH & CASH RUNWAY $33.4M (June 30, 2025); no debt and no warrants PRX-115 recombinant PEGylated uricase product candidate. Best-in-class potential. Phase 2 expected to start 4Q 2025. Anticipate looking for development and commercial partner ahead of Phase 3. DEVELOPMENT PORTFOLIO DRIVES FUTURE GROWTH Financial strength to support ongoing operations and pipeline into 2027

8 Key upcoming milestones and catalysts Business development activities in rare renal diseases 3 streams of revenue and projected consistent growth in the medium-term Significant milestone payments expected in mid- and long-term Continued internal R&D pipeline growth Elfabrio® Launch multinational US-focused Phase 2 trial Q4 2025 Commercial partnership 2027 PRX-115 Expanding geographic approvals 2025-2027 2025-2027 Increasing market share in current geographies (organic growth)

9 Phase 2 ready PRX-115 in development for uncontrolled gout

10 Uncontrolled gout: limited options and disadvantages with current therapy An unsatisfied market Gout and uncontrolled gout • Metabolic disorder characterized by elevated blood urate that causes recurrent inflammatory arthritis and joint damage • Rheumatologists report that ~25% of their patients have above target urate blood levels which can lead to uncontrolled gout • Uncontrolled gout is a severe disease with high morbidity, high pain, and with low quality of life Current uricase therapy for uncontrolled gout Krystexxa® (pegloticase) with/without methotrexate (MTX) • Net sales of Krystexxa® reached $1.2 B (2024) NASP (nano encapsulated sirolimusplus pegadricase, FDA accepted BLA Sept 2025) • Expected approval in 2026 Significant unmet needs and challenges • Infusion logistics and burden • Immunogenicity and loss of efficacy • Safety concerns • Clinical inertia and physician familiarity • Costs and insurance coverage

11 11.3M1 5M2 1.2M2 0.3M3 0.18M3 6-8K4 The US Gout Market Treatments The market is poised to expand significantly as newer therapies and competitors enter and further expand disease awareness and reduce clinical inertia A differentiated best-in-class uricase like PRX-115 is poised to increase the market further and capture significant market share Sales of Krystexxa are $1.2B (2024), yet less than 3% who qualify for uricase are currently treated Gout patients Uncontrolled gout Referred to rheumatologists Seek treatment at PCP Qualify for uricase Krystexxa® allopurinol, febuxostat† URAT1s**,† Uricase 1. Global Data – Aug 2025; 2. ACR Open Rheumatology Vol. 2 March 2020; 3. proprietary PRX Mkt Research 75 Rheums; 4. Internal estimates proprietary calculation ** Urate transporter 1 inhibitor; none currently available in the US † Neither the xanthine oxidase inhibitors nor the URAT1s should be co-administered with uricases

12 PRX-115 Phase 1 single ascending dose study: encouraging data support Phase 2 Recombinant PEGylated uricase enzyme produced via ProCellEx® 12 Study Scheme Primary Endpoint: Safety and tolerability Secondary Endpoints: PK, PD (uric acid levels) Subjects with elevated uric acid N = 8 per cohort (6 PRX-115 + 2 placebo in each cohort) Dose escalation meeting by blinded Safety Monitoring Committee (SMC) following completion of each cohort For subject safety, each cohort/dose level started at least 7 days from the dosing of the previous cohort Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7 Cohort 8

13 PRX-115 best in class potential for uncontrolled gout Addresses an important unmet medical need 13 Next Steps • Phase 2 study in uncontrolled gout patients • Initiation anticipated in 4Q25, IND submitted PRX-115 Phase 1 outcome: • Favorable tolerability profile • Ability to reduce uric acid levels rapidly and maintain below 6.0 mg/dL for greater than 8 weeks Expected Phase 2 differentiation(s): • Improved dosing interval • IV infusion every 8 weeks • No co-administration of immunomodulator, methotrexate (MTX) which is contraindicated in certain co-morbidities • Favorable safety and immunogenicity profile

PRX-115 Phase 2 double blind placebo-controlled study design

Fixed Dose at Various Dosing Intervals

Patient Population: uncontrolled gout

Primary Endpoint: proportion of patients who achieve a reduction in serum uric acid (sUA) to <6.0 mg/dL for at least 80% of the time during Month 6

Secondary Endpoints: additional uric acid parameters, safety, and immunogenicity

Exploratory Endpoints: tophi, flares, swollen & tender joints, quality of life (QoL), pharmacokinetics (PK)

PRX-115 IV Dosing Regimens and Treatment Arms

Arm A*	every 4 weeks w/o MTX	N=30
Arm B	every 4 weeks + MTX	N=30
Arm C	every 6 weeks + MTX	N=30
Arm D*	every 8 weeks + MTX	N=30
Arm E	Placebo	N=30

* Key differentiators no MTX (A); 8-wk dosing interval (D)

MTX – Methotrexate

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15 Commercial products Reliably partnered and delivering revenue

Two commercial products sustaining future growth

Enzyme replacement therapies (ERTs) will continue to be the gold standard treatment for lysosomal storage diseases

Fabry disease

ELFABRIO® (pegunigalsidase alfa-iwxj)

Rare X-linked disorder (~1/40,000-60,000 males WW) with progressive renal, cardiac, and neurological burden

Commercialization Partner: Chiesi

Approved in US, EU plus additional markets

Commercial Potential

- Fabry Market: ~$2.1B[1] (2024) expected to reach ~$3.2B (2030)
- Elfabrio poised to capture significant global market share (15% to 20%)
- Protalix royalties per year from Chiesi (15% to 35% tiered ex-US, 15% to 40% tiered US)
- Significant milestone payments expected in mid- and long-term

Gaucher disease

elelyso™ (taliglucerase alfa) for injection

Rare autosomal recessive disorder (~1/40,000 WW) with systemic visceral and skeletal disease-causing disability and organ dysfunction

Commercialization Partners: Pfizer, FIOCRUZ Fundação Oswaldo Cruz

Approved in 23 markets

Worldwide (ex-Brazil) license with Pfizer in 2009

Brazil license with Fundação Oswaldo Cruz in 2013

- Market share in Brazil: ~25%
- Sales ~$11M in Brazil (FY2024)

1 GlobalData extracted Aug 2025

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Fabry disease competitive landscape

~$2.1B market (2024) expected to reach over $3.2B (2030), CAGR of 7.4%[1]

Product Name	Fabrazyme®	Replagal®	Galafold®	Elfabrio®
Parent Company	sanofi	Takeda	Amicus Therapeutics	PROTALIX Biotherapeutics; Chiesi
Mechanism	ERT	ERT	Pharmacological chaperone	ERT longer half-life (pegylated)
Approved for	Adults & pediatric patients 2+ years (US). Adults, children and adolescents aged 8+ years (EU)	Adults, children and adolescents aged 7+ years (EU only)	Accelerated approval in adults (US). Adults and adolescents 12+ years (EU)	Adults (US, EU and others). Global pediatric study ongoing
Dosing	1 mg/kg every 2 weeks	0.2 mg/kg every 2 weeks	123 mg every other day	1 mg/kg every 2 weeks
Administration mode	Intravenous infusions	Intravenous infusions	Oral	Intravenous infusions
Approval Date	Full approval in 2021; accelerated approval in 2003 (US); 2001 (EU)	Not approved in US; 2001 (EU)	2018 (US); 2016 (EU)	2023 (US and EU)

Elfabrio is poised to capture meaningful global market share (15% to 20%)

1 GlobalData extracted Aug 2025

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18 Commitment and execution from global partnership with Chiesi Committed Global Partner • International research-focused biopharmaceutical group with sales in excess of €3.4B in 2024 (reflecting 13% growth year-on-year) • Operating in close to 30 countries with over 7,500 employees; invested over 24% of 2024 revenue in research and development • Strong sales and marketing partner poised to maximize the market potential of pegunigalsidase alfa as the centerpiece of their new strategic US-based Rare Disease division • Elfabrio® launched in US, throughout EU and additional markets • Experience with data generation/ongoing post-marketing studies to support further uptake Chiesi Farmaceutici S.p.A. • Experienced sales team • Strategic focus on rare diseases • Specific expertise in Fabry disease • Ideally suited to bring Elfabrio to patients with Fabry disease

19 Growth strategy

Research strategy - leveraging internal strengths to fuel next stage of growth

Proven ability to drive discovery, development, and registration of new drugs

Rare renal disease focus

- ADPKD, Alport, FSGS, others
- Modality agnostic: nucleic acids, peptides, small molecules, etc.

3-year goal

5-7 programs spanning discovery to clinic

Internal development

ProCellEx® platform

Leveraging existing platforms

Expand Applications

Protein therapeutics

Plant cell-based expression

Chemical modification

PEGylation, other

Drug delivery

Exploring new modalities

Business development

- Innovative platform in-licensing
- China dedicated scouting activity
- Opportunistic in-licensing
- Commercial partnership establishment

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21 Protalix delivers Innovation from concept to the market Revenues USD 53M 2024 Cash USD 33.4M Q2/2025 Debt No Debt / Warrants Growing pipeline for the future • PRX-115 best-in-class potential for uncontrolled gout • Research focus – Renal Rare Diseases Three revenue streams Two commercial products

22 PROTALIX BIOTHERAPEUTICS C O R P O R A T E P R E S E N T A T I O N J u n e 2024 PROTALIX BIOTHERAPEUTICS Pioneering solutions to transform the treatment of rare diseases C O R P O R A T E P R E S E N T A T I O N O c t o b e r 2025